X and O Cosmetics, Inc.
and Subsidiaries
Proforma Adjustments

	Nine months ended		Year ended

Additional Paid in Capital	23,096		23,096
Common stock		23,096		23,096
To reflect the effect of the nine-for-one stock split

Additional Paid in Capital		25,658		25,658
Common stock	25,658		25,658
To reflect the effect of the cancellation of certain shares

Members' equity	841,550		1,067,801
Common Stock		3,710		3,710
Additional Paid in Capital		837,840		1,064,091
To reflect the recapitalization of the equity in Juma Technologies, LLC upon merger with and into Corporation

Additional Paid in Capital	906,317		888,683
Retained earnings		906,317		888,683
To reflect the recapitalization of X & O equity upon completion of the reverse acquisition with Juma Technologies, LLC.

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